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                                                                   EXHIBIT 10.3

                             RAILWORKS CORPORATION
                             1104 KENILWORTH DRIVE
                                   SUITE 301
                              BALTIMORE, MD 21204

                               September 20, 1999


Mr. Michael R. Azarela
12310 Cleghorn Road
Cockeysville, MD  21030

RE:  AMENDED AND RESTATED EMPLOYMENT AGREEMENT DATED
     AUGUST 4, 1998 ("AGREEMENT") BETWEEN MICHAEL R. AZARELA
     AND RAILWORKS CORPORATION ("CORPORATION")

Dear Mr. Azarela:

         This letter serves as an amendment ("Amendment") to the Agreement. Commencing as of June 1, 1999, on the second and third lines of Section 3.1(a) of the Agreement "Two Hundred Thousand Dollars ($200,000.00) per annum" is deemed deleted, and replaced with the following: "Two Hundred Seventy-Five Thousand Dollars ($275,000.00) per annum". This Amendment is deemed retroactive and effective as of June 1, 1999.

         Except as specifically provided herein, the Agreement remains in full force and effect, and is neither amended nor modified.

         Please acknowledge your agreement to the Amendment by signing and returning a copy to the undersigned.

                                        Very truly yours,

                                        RAILWORKS CORPORATION



                                        By: /s/    Michael R. Azarela
                                            -----------------------------------
/jdc                                        Name:  Michael R. Azarela
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


AGREED TO:



/s/ John G. Larkin                9/99
----------------------------------
    John G. Larkin